UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                    FORM 8-K



                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

               Date of Earliest Event Reported: February 27, 2007



                              X-RITE, INCORPORATED
             (Exact name of registrant as specified in its charter)




          Michigan                    000-14800               38-1737300
(State or other jurisdiction  (Commission File Number)       (IRS Employer
      of incorporation)                                   Identification no)

                              3100 44th Street S.W.
                           Grandville, Michigan 49418
               (Address of principal executive office) (Zip Code)

               Registrant's telephone number, including area code:
                                 (616) 534-7663



Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

|_|  Pre-commencement   communications  pursuant  to  Rule  14e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

         On February 27, 2007, the Board of Directors of X-Rite, Incorporated (the "Company"), upon recommendation of the Compensation Committee of the Board of Directors, approved discretionary bonuses under the Company's Short-Term Incentive Plan ("STIP") to the Company's Chief Executive Officer, Chief Financial Officer and other executive officers in connection with their services to the Company in the 2006 fiscal year. Short-term cash incentives are based on the annual achievement of individual and corporate goals. These awards are considered annually using benchmark targets, performance components such as EBITDA (earnings before income tax depreciation and amortization), revenue, and other key result areas. For 2006, the metric for the STIP award was weighted using 50 percent EBITA and 50 percent revenue.


The individual awards are as follows and will be payable on March 8, 2007:

---------------------------------- --------------------------------------------------- -------------------
              Name                                      Position                             Bonus
---------------------------------- --------------------------------------------------- -------------------

Thomas J. Vacchiano, Jr.           President, Chief Executive Officer                             $47,000
---------------------------------- --------------------------------------------------- -------------------

Mary E. Chowning                   Executive Vice President, Chief Financial Officer              $34,000
---------------------------------- --------------------------------------------------- -------------------

Francis Lamy                       Executive Vice President, Chief Technology Officer             $31,000
---------------------------------- --------------------------------------------------- -------------------

Bernard J. Berg                    Senior Vice President, Engineering                             $25,000
---------------------------------- --------------------------------------------------- -------------------

Jeffrey J. Smolinski               Senior Vice President, Operations                              $28,000
---------------------------------- --------------------------------------------------- -------------------

                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized officer.



Dated: March 5, 2007      X-RITE, INCORPORATED






                          By: /s/   Mary E. Chowning
                              -----------------------------
                                    Mary E. Chowning
                                    Chief Financial Officer